AMENDMENT NO. 2
                                     TO THE
                      CapMAC Employee Stock Ownership Plan


      WHEREAS, CapMAC Holdings ("the Company"), a Delaware corporation has maintained the CapMAC Employee Stock Ownership (the Plan) for the Employees of CapMAC Services, Inc.; and

    WHEREAS, is a stock for stock exchange the Company has merged its assets and operations with those of MBIA ("the Employer"), effective February 17, 1998; and

     WHEREAS, the Employer wishes to amend the Plan formula used to allocate shares that are released from the suspense account each year; and

     WHEREAS, the Employer wishes to allocate a limited number of shares under the CapMAC ESOP for the short period January 1, 1998 through February 17, 1998 for those Participants who were formerly employed by CapMAC and who were in active service on February 17, 1998 based on amounts paid on the ESOP loan through such date; and

     WHEREAS, Section 15.03 of the Plan allows the Employer to amend the Plan at any time; and

NOW, THEREFORE, the Plan amended as follows:

1. Effective February 17, 1998, Section 6.01(a) of the Plan shall be redesignated Section 6.01(a)(i) and a new paragraph (a)(ii) shall be added to 6.01(a) to read as follows:

6.01 Allocation of Contributions

(a)(ii) Notwithstanding anything herein to the contrary, the Account maintained for each Participant will be credited of February 17, 1998 with Participant's allocable share of (i) Shares purchased by the Trust Fund using cash contributed by or on behalf of the Participating Company employing such Participant (or contributed directly to the Trust Fund) and (ii) Shares released from the Suspense Subfund pursuant to Section 63 (a)(ii) and allocable to the contribution made by or on behalf of such Participating Company pursuant to
Section 6.4. The Allocation of contributions of each Participating Company during the period January I through February 17, 1998 shall be made only to the Accounts of those Participants who were Employees of a Participating Company as of February 17, 1998. Shares shall be allocated for this period in accordance with Section 6.1 (b) except that Compensation as defined in Section 6.1 (b), shall be limited to Compensation earned from January 1, 1998 through February 17, 1998. For the period from February 18, 1998 through December 31, 1998 and subsequent Plan years shares shall be allocated in accordance with 6.1(a)(i) except that Compensation as defined in 6.l(b) shall be limited to Compensation earning from February 18, 1998 through December 31, 1998 and 6.l(b).


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2.   Effective January 1, 1998, section 6.3(a) shall be redesignated as section
     6.3(a)(i) and an additional paragraphs (a)(ii) and (a)(iii) shall be added thereto to read as follows:

(a)(ii) Notwithstanding anything herein to the contrary, for the period beginning January 1 through February 17, 1998 the number of shares released from the Suspense Subfund shall equal the number of unreleased Shares attributable to such Exempt Loan immediately before such release multiplies by the Special Release Fraction.

For purposes of this Section 6.3 (a)(ii) the term "Special Release Fraction" shall mean a fraction, the numerator of which is the amount of principal and interest paid on the Exempt Loan for the period January 1, 1998 to February 17, 1998 and the denominator of which is the sum of the numerator plus the principal and interest to be paid on such Exempt Loan for the remainder of the 1998 year and all future years during the term of such Exempt Loan (determined without reference to any possible extensions or renewals thereof). For purposes of computing the denominator of the Release Fraction under this Section 6.3(a)(ii), if the interest rate on the Exempt Loan is variable, the interest rate to be paid subsequently to February 17, 1998 shall be calculated by assuming that the interest rate in effect as of February 17, 1998 will be the interest rate in effect for the remainder of the term of the Exempt Loan. Notwithstanding the foregoing, in the event such Exempt Loan shall be repaid with the proceeds of a subsequent Exempt Loan (the "Substitute Loan"), such repayment shall not operate to release all such Shares in the Suspense Subfund, but, rather such release shall be effected pursuant to the foregoing provisions of this Section on the basis of payments of principal and interest on such Substitute Loan.

(iii) For the period February 18, 1998 through December 31, 1998 and Plan years thereafter, the provisions of Section 6.3(a)(i) shall apply.


IN WITNESS THEREOF this amendment No.2 has been executed this 22nd day of December, 1998.



                                             MBIA

                                             By: /s/ Kevin D. Silva
                                             ----------------------------------
                                             Name: Kevin D. Silva
                                             Title:  S.V.P. Management Services